FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2016	December 31, 2015
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2016 - $6,371,089; 2015 - $6,379,919)	$6,788,657	$6,637,776
Equity securities - available for sale, at fair value (cost: 2016 - $125,137; 2015 - $116,336)	130,755	121,667
Mortgage loans	769,387	744,303
Real estate	1,955	1,955
Policy loans	186,959	185,784
Short-term investments	13,323	28,251
Other investments	4,079	3,017
Total investments	7,895,115	7,722,753

Cash and cash equivalents	23,447	29,490
Securities and indebtedness of related parties	129,300	134,570
Accrued investment income	84,990	78,274
Amounts receivable from affiliates	3,722	2,834
Reinsurance recoverable	104,947	103,898
Deferred acquisition costs	286,789	335,783
Value of insurance in force acquired	20,148	20,913
Current income taxes recoverable	—	2,421
Other assets	79,675	75,811
Assets held in separate accounts	607,739	625,257

Total assets	$9,235,872	$9,132,004

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2016	December 31, 2015
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,813,464	$4,764,159
Traditional life insurance and accident and health products	1,654,105	1,637,322
Other policy claims and benefits	36,395	44,157
Supplementary contracts without life contingencies	340,322	339,929
Advance premiums and other deposits	262,224	254,276
Amounts payable to affiliates	633	575
Short-term debt payable to non-affiliates	—	15,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	3,021	—
Deferred income taxes	174,701	135,063
Other liabilities	73,116	84,792
Liabilities related to separate accounts	607,739	625,257
Total liabilities	8,062,720	7,997,530

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,840,893 in 2016 and 24,796,763 shares in 2015	150,779	149,248
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2016 and 2015	72	72
Accumulated other comprehensive income	185,918	114,532
Retained earnings	833,341	867,574
Total FBL Financial Group, Inc. stockholders' equity	1,173,110	1,134,426
Noncontrolling interest	42	48
Total stockholders' equity	1,173,152	1,134,474
Total liabilities and stockholders' equity	$9,235,872	$9,132,004

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2016	2015
Revenues:
Interest sensitive product charges	$28,111	$28,121
Traditional life insurance premiums	50,138	47,148
Net investment income	98,385	98,773
Net realized capital gains (losses) on sales of investments	1,590	(366)

Total other-than-temporary impairment losses	(3,719)	—
Non-credit portion in other comprehensive income	1,522	—
Net impairment losses recognized in earnings	(2,197)	—
Other income	3,639	4,270
Total revenues	179,666	177,946

Benefits and expenses:
Interest sensitive product benefits	54,419	55,808
Traditional life insurance benefits	44,569	45,709
Policyholder dividends	3,040	2,961
Underwriting, acquisition and insurance expenses	37,714	35,541
Interest expense	1,212	1,212
Other expenses	4,358	4,530
Total benefits and expenses	145,312	145,761
	34,354	32,185
Income taxes	(11,069)	(10,384)
Equity income, net of related income taxes	2,652	1,769
Net income	25,937	23,570
Net loss attributable to noncontrolling interest	9	21
Net income attributable to FBL Financial Group, Inc.	$25,946	$23,591

Comprehensive income attributable to FBL Financial Group, Inc.	$97,332	$53,009

Earnings per common share	$1.04	$0.95
Earnings per common share - assuming dilution	$1.04	$0.94

Cash dividends per common share	$0.42	$0.40
Special cash dividend per common share	$2.00	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Operating revenues:
Interest sensitive product charges	$28,121	$28,270	$29,861	$28,339	$28,111
Traditional life insurance premiums	47,148	48,891	46,719	48,198	50,138
Net investment income	98,935	98,218	98,253	98,434	97,318
Other income	4,270	4,284	3,543	3,534	3,639
Total operating revenues	178,474	179,663	178,376	178,505	179,206

Benefits and expenses:
Interest sensitive product benefits	55,825	53,573	55,516	55,105	53,253
Traditional life insurance benefits	45,709	44,653	41,604	44,178	44,565
Policyholder dividends	2,961	2,956	2,885	3,026	3,040
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,137	5,348	5,243	5,532	5,797
Amortization of deferred acquisition costs	8,458	8,609	9,504	8,767	9,550
Amortization of value of insurance in force acquired	581	594	667	585	552
Other underwriting expenses	20,532	21,012	21,108	21,100	21,952
Total underwriting, acquisition and insurance expenses	35,708	35,563	36,522	35,984	37,851
Interest expense	1,212	1,212	1,213	1,213	1,212
Other expenses	4,530	4,618	4,277	4,082	4,358
Total benefits and expenses	145,945	142,575	142,017	143,588	144,279
	32,529	37,088	36,359	34,917	34,927
Income taxes	(10,504)	(11,694)	(11,855)	(11,529)	(11,270)
Net loss attributable to noncontrolling interest	21	9	19	5	9
Equity income, net of related income taxes	1,769	2,402	2,761	2,591	2,652
Operating income	23,815	27,805	27,284	25,984	26,318

Realized gains/losses on investments, net of offsets	(247)	4,975	(307)	4,077	(397)
Change in net unrealized gains/losses on derivatives, net of offsets	23	(408)	(318)	844	25
Net income attributable to FBL Financial Group, Inc.	$23,591	$32,372	$26,659	$30,905	$25,946

Operating income per common share - assuming dilution	$0.95	$1.11	$1.09	$1.04	$1.05
Earnings per common share - assuming dilution	$0.94	$1.29	$1.06	$1.23	$1.04

Weighted average common shares outstanding (in thousands):
Basic	24,899	24,951	24,923	24,921	24,950
Effect of dilutive securities	110	88	80	75	58
Diluted	25,009	25,039	25,003	24,996	25,008

Operating return on equity, excluding AOCI - last twelve months	11.2%	11.3%	10.9%	10.6%	10.9%
Operating return on equity, including AOCI - last twelve months	8.9%	9.0%	8.9%	8.8%	9.1%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2016	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$942	$15,773	$11,396	$28,111
Traditional life insurance premiums	—	50,138	—	50,138
Net investment income	51,237	37,754	8,327	97,318
Other income	—	(62)	3,701	3,639
Total operating revenues	52,179	103,603	23,424	179,206

Benefits and expenses:
Interest sensitive product benefits	26,486	17,069	9,698	53,253
Traditional life insurance benefits	—	44,565	—	44,565
Policyholder dividends	—	3,040	—	3,040
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	570	4,470	757	5,797
Amortization of deferred policy acquisition costs	2,338	5,224	1,988	9,550
Amortization of value of insurance in force acquired	175	377	—	552
Other underwriting expenses	5,462	14,787	1,703	21,952
Total underwriting, acquisition and insurance expenses	8,545	24,858	4,448	37,851
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,358	4,358
Total benefits and expenses	35,031	89,532	19,716	144,279
	17,148	14,071	3,708	34,927
Net loss attributable to noncontrolling interest	—	—	9	9
Equity loss, before tax	—	—	(1,228)	(1,228)
Pre-tax operating income	$17,148	$14,071	$2,489	$33,708

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended March 31, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$613	$15,905	$11,603	$28,121
Traditional life insurance premiums	—	47,148	—	47,148
Net investment income	52,146	39,044	7,745	98,935
Other income	—	(87)	4,357	4,270
Total operating revenues	52,759	102,010	23,705	178,474

Benefits and expenses:
Interest sensitive product benefits	27,453	20,700	7,672	55,825
Traditional life insurance benefits	—	45,709	—	45,709
Policyholder dividends	—	2,961	—	2,961
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	546	4,627	964	6,137
Amortization of deferred acquisition costs	2,729	3,966	1,763	8,458
Amortization of value of insurance in force acquired	202	379	—	581
Other underwriting expenses	4,741	13,883	1,908	20,532
Total underwriting, acquisition and insurance expenses	8,218	22,855	4,635	35,708
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,530	4,530
Total benefits and expenses	35,671	92,225	18,049	145,945
	17,088	9,785	5,656	32,529
Net loss attributable to noncontrolling interest	—	—	21	21
Equity loss, before tax	—	—	(2,181)	(2,181)
Pre-tax operating income	$17,088	$9,785	$3,496	$30,369

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$613	$655	$542	$714	$942
Net investment income	52,146	52,809	52,873	52,068	51,237
Total operating revenues	52,759	53,464	53,415	52,782	52,179

Benefits and expenses:
Interest sensitive product benefits	27,453	28,162	26,490	28,251	26,486
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	546	435	441	452	570
Amortization of deferred acquisition costs	2,729	2,751	1,477	2,701	2,338
Amortization of value of insurance in force acquired	202	250	288	206	175
Other underwriting expenses	4,741	5,035	4,957	4,903	5,462
Total underwriting, acquisition and insurance expenses	8,218	8,471	7,163	8,262	8,545
Total benefits and expenses	35,671	36,633	33,653	36,513	35,031
Pre-tax operating income	$17,088	$16,831	$19,762	$16,269	$17,148

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,937,926	$3,990,319	$4,042,178	$4,075,702	$4,087,708
Deferred acquisition costs	83,295	83,156	85,271	85,819	87,245
Value of insurance in force acquired	5,841	5,585	5,299	5,088	4,917

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,437,635	$3,485,448	$3,516,729	$3,550,364	$3,586,694
Other insurance reserves	368,921	373,611	373,950	370,326	373,341
Allocated equity, excluding AOCI	255,039	258,557	260,675	262,686	249,482

Other data:
Number of direct contracts	52,738	52,652	52,999	53,319	53,253

Portfolio yield net of assumed defaults	4.92%	4.90%	4.87%	4.84%	4.79%
Credited rate	2.85	2.80	2.79	2.79	2.78
Spread on individual annuities at end of quarter (1)	2.07%	2.10%	2.08%	2.05%	2.01%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,609,792	$2,641,380	$2,667,088	$2,729,891	$2,787,002
Deposits	73,480	67,730	97,494	88,090	83,578
Withdrawals, surrenders and death benefits	(47,920)	(45,482)	(38,006)	(37,526)	(46,077)
Net flows	25,560	22,248	59,488	50,564	37,501

Policyholder interest	18,650	18,799	18,088	19,248	17,898
Annuitizations and other	(12,622)	(15,339)	(14,773)	(12,701)	(14,425)
Balance, end of period	2,641,380	2,667,088	2,729,891	2,787,002	2,827,976
Other interest sensitive reserves	796,255	818,360	786,838	763,362	758,718
Total interest sensitive product reserves	$3,437,635	$3,485,448	$3,516,729	$3,550,364	$3,586,694

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,905	$16,017	$16,998	$16,628	$15,773
Traditional life insurance premiums	47,148	48,891	46,719	48,198	50,138
Net investment income	39,044	37,637	37,743	38,306	37,754
Other income	(87)	(89)	(29)	(63)	(62)
Total operating revenues	102,010	102,456	101,431	103,069	103,603

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,185	8,065	8,692	8,309	8,266
Death benefits and other	12,515	10,119	10,856	10,576	8,803
Total interest sensitive product benefits	20,700	18,184	19,548	18,885	17,069
Traditional life insurance benefits:
Death benefits	24,375	21,054	21,768	20,489	21,123
Surrender and other benefits	7,282	7,044	7,242	7,018	8,641
Increase in traditional life future policy benefits	14,052	16,555	12,594	16,671	14,801
Total traditional life insurance benefits	45,709	44,653	41,604	44,178	44,565
Policyholder dividends	2,961	2,956	2,885	3,026	3,040
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,627	4,123	4,065	4,339	4,470
Amortization of deferred acquisition costs	3,966	4,049	147	6,202	5,224
Amortization of value of insurance in force acquired	379	344	379	379	377
Other underwriting expenses	13,883	14,503	14,448	14,698	14,787
Total underwriting, acquisition and insurance expenses	22,855	23,019	19,039	25,618	24,858
Total benefits and expenses	92,225	88,812	83,076	91,707	89,532
Pre-tax operating income	$9,785	$13,644	$18,355	$11,362	$14,071

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,659,002	$2,680,504	$2,727,032	$2,756,265	$2,778,449
Deferred acquisition costs	235,395	238,647	245,016	248,333	249,640
Value of insurance in force acquired	20,013	19,669	19,291	18,912	18,535

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$834,736	$844,306	$850,808	$859,582	$865,923
Other insurance reserves	1,778,288	1,788,634	1,797,249	1,818,245	1,833,601
Allocated equity, excluding AOCI	321,009	325,051	327,310	332,956	369,480

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,134	364,835	364,194	365,029	364,708
Number of direct policies - universal life	62,147	62,082	62,045	62,661	62,932
Direct face amounts - traditional life	$46,059,311	$46,641,997	$46,960,976	$47,490,316	$47,869,724
Direct face amounts - universal life	$6,474,505	$6,535,614	$6,515,708	$6,616,049	$6,525,769

Portfolio yield net of assumed defaults	5.27%	5.25%	5.22%	5.21%	5.21%
Credited rate	3.81	3.82	3.81	3.81	3.82
Spread on universal life at end of quarter (2)	1.46%	1.43%	1.41%	1.40%	1.39%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$824,964	$834,736	$844,306	$850,808	$859,582
Deposits	24,959	24,413	22,828	22,955	22,026
Withdrawals and surrenders	(6,131)	(6,170)	(7,868)	(5,136)	(6,738)
Net flows	18,828	18,243	14,960	17,819	15,288

Policyholder interest	7,477	7,365	7,794	7,605	7,523
Policy charges	(16,553)	(16,544)	(16,647)	(16,840)	(16,900)
Benefits and other	20	506	395	190	430
Balance, end of period	$834,736	$844,306	$850,808	$859,582	$865,923

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,603	$11,598	$12,321	$10,997	$11,396
Net investment income	7,745	7,772	7,637	8,060	8,327
Other income	4,357	4,373	3,572	3,597	3,701
Total operating revenues	23,705	23,743	23,530	22,654	23,424

Benefits and expenses:
Interest sensitive product benefits	7,672	7,227	9,478	7,969	9,698
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	964	790	737	741	757
Amortization of deferred acquisition costs	1,763	1,809	7,880	(136)	1,988
Other underwriting expenses	1,908	1,474	1,703	1,499	1,703
Total underwriting, acquisition and insurance expenses	4,635	4,073	10,320	2,104	4,448
Interest expense	1,212	1,212	1,213	1,213	1,212
Other expenses	4,530	4,618	4,277	4,082	4,358
Total benefits and expenses	18,049	17,130	25,288	15,368	19,716
	5,656	6,613	(1,758)	7,286	3,708
Net loss attributable to noncontrolling interest	21	9	19	5	9
Equity loss, before tax	(2,181)	(1,671)	(1,035)	(1,296)	(1,228)
Pre-tax operating income (loss)	$3,496	$4,951	$(2,774)	$5,995	$2,489

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$584,707	$590,971	$581,838	$627,598	$605,772
Deferred acquisition costs	83,937	82,450	74,943	75,366	73,510
Separate account assets	688,194	676,045	617,172	625,257	607,739

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$336,598	$341,076	$345,069	$346,177	$349,718
Other insurance reserves	98,643	94,455	97,130	94,411	96,202
Separate account liabilities	688,194	676,045	617,172	625,257	607,739
Allocated equity, excluding AOCI	382,181	397,652	406,733	421,252	365,230

Rollforward of separate account balances:
Beginning separate account balance	$683,033	$688,194	$676,045	$617,172	$625,257
Net premiums	8,609	7,218	3,455	5,808	4,629
Net investment income	16,201	(1,088)	(45,356)	19,291	(3,421)
Charges, benefits and surrenders	(19,649)	(18,279)	(16,972)	(17,014)	(18,726)
Ending separate account balance	$688,194	$676,045	$617,172	$625,257	$607,739

Other data:
Number of direct contracts - variable annuity	11,936	11,771	11,455	11,292	11,098
Number of direct policies - variable universal life	42,139	41,653	41,148	40,693	40,204
Direct face amounts - variable universal life	$5,219,147	$5,166,219	$5,089,925	$5,030,731	$4,962,001

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,778	$83,295	$83,156	$85,271	$85,819
Capitalization:
Commissions	2,779	2,660	3,132	2,917	3,046
Expenses	196	239	248	327	234
Deferral of sales inducements	85	42	132	257	326
Total capitalization	3,060	2,941	3,512	3,501	3,606
Amortization - operating basis, before impact of unlocking	(2,741)	(2,761)	(2,909)	(2,722)	(2,373)
Amortization - unlocking, operating basis	—	—	1,419	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	198	(319)	93	(231)	193
Balance - end of period	$83,295	$83,156	$85,271	$85,819	$87,245

Life Insurance
Balance - beginning of period	$232,020	$235,395	$238,647	$245,016	$248,333
Capitalization:
Commissions	5,009	4,923	4,392	6,786	4,236
Expenses	2,131	2,275	2,077	2,340	2,267
Deferral of sales inducements	336	263	125	585	279
Total capitalization	7,476	7,461	6,594	9,711	6,782
Amortization - operating basis, before impact of unlocking	(4,101)	(4,180)	(4,637)	(4,566)	(5,411)
Amortization - unlocking, operating basis	—	—	4,400	(1,833)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	—	(29)	12	5	(64)
Balance - end of period	$235,395	$238,647	$245,016	$248,333	$249,640

Corporate and Other
Balance - beginning of period	$85,506	$83,937	$82,450	$74,943	$75,366
Capitalization:
Commissions	239	242	139	156	158
Deferral of sales inducements	20	7	1	19	6
Total capitalization	259	249	140	175	164
Amortization - operating basis, before impact of unlocking	(1,798)	(1,833)	(3,513)	(1,051)	(2,023)
Amortization - unlocking, operating basis	—	—	(4,375)	1,220	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(30)	97	241	79	3
Balance - end of period	$83,937	$82,450	$74,943	$75,366	$73,510

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
		(Dollars in thousands)
Total
Balance - beginning of period	$400,304	$402,627	$404,253	$405,230	$409,518
Capitalization:
Commissions	8,027	7,825	7,663	9,859	7,440
Expenses	2,327	2,514	2,325	2,667	2,501
Deferral of sales inducements	441	312	258	861	611
Total capitalization	10,795	10,651	10,246	13,387	10,552
Amortization - operating basis, before impact of unlocking	(8,640)	(8,774)	(11,059)	(8,339)	(9,807)
Amortization - unlocking, operating basis	—	—	1,444	(613)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	168	(251)	346	(147)	132
Balance - end of period	402,627	404,253	405,230	409,518	410,395
Impact of realized/unrealized gains/losses in AOCI	(197,928)	(111,878)	(112,780)	(73,735)	(123,606)
Deferred acquisition costs	$204,699	$292,375	$292,450	$335,783	$286,789

FBL Financial Group, Inc.
Collected Premiums

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$20,180	$21,630	$55,743	$39,462	$26,903
Renewal	32,014	26,084	19,868	22,628	27,583
Total fixed rate	52,194	47,714	75,611	62,090	54,486
Index annuity	21,930	20,583	22,351	26,005	29,137
Total individual	74,124	68,297	97,962	88,095	83,623
Group	2,211	1,727	4,009	1,467	2,052
Total Annuity	76,335	70,024	101,971	89,562	85,675

Life Insurance
Direct:
Universal life:
First year	6,645	6,486	6,377	5,498	3,385
Renewal	17,528	17,350	15,632	17,166	18,155
Total universal life	24,173	23,836	22,009	22,664	21,540
Participating whole life:
First year	3,113	3,533	3,726	4,161	5,171
Renewal	24,759	24,783	22,964	24,524	25,096
Total participating whole life	27,872	28,316	26,690	28,685	30,267
Term life and other:
First year	3,166	2,980	2,827	2,737	2,670
Renewal	22,892	22,732	22,607	23,517	24,451
Total term life and other	26,058	25,712	25,434	26,254	27,121
Total direct life insurance	78,103	77,864	74,133	77,603	78,928
Reinsurance	(6,888)	(6,777)	(5,974)	(7,061)	(7,215)
Total Life Insurance	71,215	71,087	68,159	70,542	71,713

Corporate and Other
Variable, net of reinsurance	18,578	16,959	13,838	14,424	15,680
Accident and health, net of reinsurance	120	34	38	216	130
Total Corporate and Other	18,698	16,993	13,876	14,640	15,810

Total collected premiums	$166,248	$158,104	$184,006	$174,744	$173,198

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2015	2015	2015	2015	2016
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$15,000	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	112,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	958,229	981,260	994,718	1,016,894	984,192
Total capitalization, excluding AOCI	1,058,229	1,081,260	1,094,718	1,131,894	1,084,192

Accumulated other comprehensive income	287,828	172,201	169,560	114,532	185,918
Total capitalization, including AOCI	$1,346,057	$1,253,461	$1,264,278	$1,246,426	$1,270,110

Common shares outstanding	24,796,884	24,814,581	24,777,925	24,808,176	24,852,306

Book Value per Share:
Excluding AOCI	$38.64	$39.54	$40.15	$40.99	$39.60
Including AOCI	50.25	46.48	46.99	45.61	47.08

Debt-to-Capital Ratio:
Excluding AOCI	9.2%	9.0%	8.9%	9.9%	8.9%
Including AOCI	7.2	7.7	7.7	9.0	7.6

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.6%	4.5%	4.4%	4.9%	4.5%
Including AOCI	3.6	3.9	3.8	4.5	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.6%	59.5%	59.6%	59.5%	59.4%
Public	40.4	40.5	40.4	40.5	40.6
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2015	2015	2015	2015	2016

Investment by Type:
Fixed maturity securities	66.9%	65.8%	66.0%	65.2%	65.4%
Residential mortgage-backed	6.2	6.2	6.0	6.0	5.8
Commercial mortgage-backed	6.9	6.9	7.2	7.2	7.3
Other asset-backed	7.1	7.6	7.5	7.6	7.5
Mortgage loans	8.6	9.0	9.0	9.6	9.6
Equity securities	1.6	1.6	1.6	1.6	1.7
Other	2.7	2.9	2.7	2.8	2.7

Quality of Fixed Maturity Securities:
AAA, AA, A	63.2%	63.3%	64.4%	65.6%	65.0%
BBB	32.9	32.6	31.7	30.9	30.7
BB	2.7	2.9	2.8	2.4	2.8
<BB	1.2	1.2	1.1	1.1	1.5

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,126	1,154	1,176	1,188	1,188
6 life partner states and Colorado	656	656	662	661	660
	1,782	1,810	1,838	1,849	1,848

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,845)	$(1,997)	$(1,554)	$(1,626)	$(1,539)
Other equity method investments	(336)	326	519	330	311
	(2,181)	(1,671)	(1,035)	(1,296)	(1,228)
Income taxes:
Taxes on equity income (loss)	763	585	362	454	430
Investment tax credits	3,187	3,488	3,434	3,433	3,450
Equity income, net of related income taxes	$1,769	$2,402	$2,761	$2,591	$2,652